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The UBS Funds

Prospectus Supplement

July 16, 2007

Dear Investor,

The following UBS Funds will cease offering Class B shares (with  exceptions for existing shareholders for exchanges or reinvesting  dividends),  effective on or about October 1, 2007: UBS Dynamic Alpha Fund, UBS Global  Allocation  Fund, UBS
Global Equity Fund,  UBS  International  Equity Fund,  UBS U.S. Large Cap Equity
Fund,  UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS
U.S.  Small Cap Growth Fund,  UBS Global Bond Fund,  UBS High Yield Fund and UBS
U.S. Bond Fund.  New or additional  investments  into Class B shares,  including investments  through an automatic  investment  plan, will not be permitted after
September 28, 2007. Existing shareholders of Class B shares may: (i) continue as
Class B shareholders; (ii) continue to reinvest dividends and distributions into
Class B shares;  and (iii)  exchange  their Class B shares for Class B shares of other  series of the UBS Family of Funds,  as  permitted  by  existing  exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon  reinvestment of dividends or distributions  or through  exchanges after  September 28, 2007,  Class B share  attributes,  including the associated
Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

PLEASE BE SURE TO RETAIN THIS IMPORTANT  INFORMATION  WITH YOUR PROSPECTUS DATED
OCTOBER 28, 2006.

Item # ZS-312